SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 22, 1999
                                                  -------------


                                 MGI PROPERTIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Massachusetts                 1-6833                   04-6268740
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission              (IRS Employer
     of incorporation)         File Number)           Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
                                                    --------------

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

         (b)   Pro Forma Financial Information
               -------------------------------

           Pro Forma Financial Statements.*

         (c)   Exhibits
               --------

         Exhibit No.                                 Exhibit
         ----------                                  -------

           2.1 Purchase and Sale Agreement dated March 12, 1999, by and among the Trust, for itself and as agent for each of the entities listed therein, and BCIA Funding Corp.

           2.2             Amendment to Purchase and Sale Agreement dated March
                           28, 1999.

           2.3             Second Amendment to Purchase and Sale
                           Agreement dated May 5, 1999.

           99.1            Press Release dated July 1, 1999.*

------------------

* Previously filed.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MGI PROPERTIES
                                         (Registrant)



Dated: September 2, 1999                By: /s/ Phillip C. Vitali
                                            ------------------------------------
                                            Name:   Phillip C. Vitali
                                            Title:  Executive Vice President
                                                       and Treasurer
                                                    (Chief Financial Officer)

                                  EXHIBIT INDEX

2.1 Purchase and Sale Agreement dated March 12, 1999, by and among the Trust, for itself and as agent for each of the entities listed therein, and BCIA Funding Corp.

2.2               Amendment to Purchase and Sale Agreement dated March
                  28, 1999.

2.3               Second Amendment to Purchase and Sale Agreement dated
                  May 5, 1999.

99.1              Press Release dated July 1, 1999.*

------------------

* Previously filed.